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Exhibit 99.1

CERTIFICATION

        Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned Chief Executive Officer of Evolving Systems, Inc. (the "Company") hereby certifies that the Report on Form 10-Q of the Company for the quarterly period ended September 30, 2002, accompanying this certification, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the periodic report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 14, 2002
/s/ GEORGE A. HALLENBECK George A. Hallenbeck Chief Executive Officer

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  Exhibit 99.1
CERTIFICATION